UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549


                                    FORM  8-K/A


                                 CURRENT  REPORT


                     Pursuant  to  Section  13  or  15(d)  of  the
                         Securities  Exchange  Act  of  1934



     Date  of  Report  (Date  of  Earliest  Event  Reported):  October  9,  2003



                            Telecommunication  Products,  Inc.
             (Exact  name  of  Registrant  as  specified  in  its  charter)


Colorado                           0-11882                    84-0916299
(State  or  other         (Commission  File  Number)       (I.R.S.  Employer
jurisdiction  of                                     Identification  No.)
incorporation)


9171  Wilshire  Blvd.,  Suite  B,  Beverly  Hills,  CA               90210
(Address  of  principal  executive  offices)                     (Zip  Code)



Registrant's  telephone  number,  including  area  code:      (310)  281-2571


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

As previously reported on From 8-K filed with the Securities and Exchange Commission on April 18, 2003, on March 31, 2003, the Company entered into an agreement with Coast Communications, Inc. for the acquisition of the assets of privately-held Hotel Movie Network, Inc, a Nevada Corporation of Mesa Arizona. Such assets consist of inventory, contracts and contract rights over the course of two months. The Company agreed to make two payments of $75,000 and satisfy the full value of the acquisition in the form of a 2 million common shares of the Company and 1 million shares of Preferred Series A shares convertible to common stock and issuance of two Promissory Notes, one for $1,000,000 convertible to Series A Preferred Stock (subject to adjustment per the Purchase contract) and one for $400,000 convertible to Series B Preferred Stock of the Registrant.

This Series B Preferred Stock shall be convertible into restricted shares of Company's common stock commencing two years from the date of issuance at the rate of fifty percent of the total Preferred Shares (50%) per annum at a agreed to value of $2.00 per share for the first year and $3.00 per share for the second year subsequent to the Closing Date. The Company shall have the right to redeem the Series B Preferred Stock at anytime prior to conversion into common stock upon an agreement by all Parties as to the value of said stock.

The foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to the exhibit to this report.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

ITEM  7(a).  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

     The following financial statements of Hotel Movie Network are set forth below: (i) The audited balance sheet as of March 31, 2003, the audited statements of operations, stockholders' equity and cash flows for the year ended March 31, 2003 , the notes related thereto and the related auditors' reports.

                                 CONTENTS


Independent  Auditors'  Report                                      3

Balance  Sheet                                                      4

Statement  of  Operations                                           5

Statement  of  Stockholders'  Equity                                6

Statement  of  Cash  Flows                                          7

Notes  to  the  Financial  Statements                               8

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The  Board  of  Directors
Hotel  Movie  Network,  Inc.
Mesa,  Arizona


We have audited the accompanying balance sheet of Hotel Movie Network, Inc. as of March 31, 2003 and the related statement of operations, stockholders' equity and cash flows for the year ended March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hotel Movie Network, Inc. as of March 31, 2003, and the results of its operations and its cash flows for the year ended March 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has suffered losses from operations. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



HJ  &  Associates,  LLC
Salt  Lake  City,  Utah
July  8,  2003

                                        HOTEL MOVIE NETWORK, INC.
                                           Balance Sheet



                                                 ASSETS
                                              ----------

CURRENT ASSETS

   Cash                                                                                           $    5,185
   Accounts receivable - net (Note 2)                                                                104,046
   Inventory (Note 7)                                                                              1,276,809
                                                                                                  ----------

      Total Current Assets                                                                         1,386,040
                                                                                                  ----------
PROPERTY AND EQUIPMENT, NET                                                                          197,452
                                                                                                  ----------

      TOTAL ASSETS                                                                                $1,583,492
                                                                                                 ===========



                                   LIABILITIES AND STOCKHOLDERS' EQUITY
                                  -------------------------------------


CURRENT LIABILITIES

   Accounts payable                                                                               $  179,868
   Accrued expenses                                                                                    4,100
                                                                                                  ----------

      Total Current Liabilities                                                                      183,968
                                                                                                  ----------

      Total Liabilities                                                                              183,968
                                                                                                  ----------

COMMITMENTS AND CONTINGENCIES (NOTE 9)

STOCKHOLDERS' EQUITY

    Common stock; $0.001 par value, 25,000,000 shares
    authorized, 25,000,000 shares issued and outstanding                                              25,000
   Additional paid-in capital                                                                      1,873,072
   Accumulated deficit                                                                              (498,548)
                                                                                                  ----------

    Total Stockholders' Equity                                                                     1,399,524
                                                                                                  ----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                  $1,583,492
                                                                                                 ===========

The accompanying notes are an integral part of these financial statements.

                            HOTEL MOVIE NETWORK, INC.
                             Statement of Operations



                                                                                For the Year
                                                                                   Ended
                                                                                 March 31,
                                                                                   2003
                                                                                -----------

REVENUE

Net sales                                                                       $  546,377
Cost of goods sold                                                                 407,561
                                                                                ----------

Gross Margin                                                                       138,816
                                                                                ----------


EXPENSES

General and administrative                                                         463,882
Bad debt                                                                            57,020
Depreciation                                                                       116,462
                                                                                ----------

Total Expenses                                                                     637,364
                                                                                ----------
LOSS BEFORE INCOME TAXES                                                          (498,548)
                                                                                ----------

   Income tax expense                                                                    -
                                                                                ----------

     NET LOSS                                                                   $ (498,548)
                                                                               ============

BASIC LOSS PER SHARE                                                            $    (0.03)
                                                                               ============
WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING                                                                    16,643,836
                                                                               ============

The accompanying notes are an integral part of these financial statements.

                            HOTEL MOVIE NETWORK, INC.
                        Statement of Stockholders' Equity



                                                     Additional
                                 Common Stock          Paid-in     Accumulated
                         -------------------------
                         Shares            Amount      Capital       Deficit
                         -----------------------------------------------------
Balance, March 31, 2002      -            $     -      $     -       $     -
Common stock issued for
Assets (Note 9)          25,000,000        25,000         1,873,072

Net loss for the year
ended March 31, 2003            -               -               -     (498,548)
                         -----------       -------      --------     ---------
Balance, March 31, 2003  25,000,000        25,000      $  1,623,500  $(498,548)
                         ==========       =========   ============  ==========


                            HOTEL MOVIE NETWORK, INC.
                             Statement of Cash Flows



                                                                               For the Year
                                                                                  Ended
                                                                                March 31,
                                                                                  2003
                                                                             ----------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                                        $(498,548)
Adjustments to reconcile net loss to net cash
 provided by operating activities:
Depreciation                                                                      116,462
Bad debt                                                                           57,020
Impairment of inventory                                                           200,000
Changes in assets and liabilities
(Increase) in accounts receivable                                                  (9,358)
(Increase) in inventory                                                           (26,122)
Increase in accounts payable                                                      167,007
Increase in accrued expenses                                                        4,100
                                                                             --------------

Net Cash Provided by Operating Activities                                          10,561
                                                                             ==============

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment                                                 (5,976)
                                                                             --------------
Net Cash (Used) in Investing Activities                                            (5,976)
                                                                             --------------

CASH FLOWS FROM FINANCING ACTIVITIES                                                     -

NET INCREASE IN CASH                                                                4,585

CASH AT BEGINNING OF YEAR                                                             600
                                                                             --------------

CASH AT END OF YEAR                                                           $     5,185
                                                                             ==============

SUPPLEMENTAL CASH FLOW INFORMATION

CASH PAID FOR

Interest                                                                      $         -
Income taxes                                                                  $         -

NON-CASH INVESTING AND FINANCING ACTIVITIES

Common stock issued for assets                                                 $1,898,072

The accompanying notes are an integral part of these financial statements.


                                 HOTEL MOVIE NETWORK, INC.
                             Notes to the Financial Statements
                                      March 31, 2003


NOTE  1  -     COMPANY  BACKGROUND

In September 2000 the Company was incorporated in the State of Nevada. The Company did not initiate any transactions since inception and has been idle until August of 2002. In August 2002 the Company obtained the assets of the operations known as Hotel Movie Network and officially began operations (See
Note 9). Operations consist of on going pay-per-view movie rentals from hotel establishments and related services with these hotel establishments.

NOTE  2  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     a.  Accounting  Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a March 31 year-end.

b.  Property  and  Equipment

Property and equipment are recorded at cost. Major additions and improvements are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as a gain or loss on sale of equipment. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

                                                              Useful
            Description                                Lives
     ------------------                                -----

     Pay-per-view  equipment                   5-7  years
                                                     Leasehold  improvements
Life  of  Lease

     c.  Accounts  Receivable

Accounts receivable are shown net of the allowance for doubtful accounts of $24,000 at March 31, 2003.

                                 HOTEL MOVIE NETWORK, INC.
                             Notes to the Financial Statements
                                     March 31, 2003


NOTE  2  -     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

d.  Provision  For  Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax assets are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components as of March 31, 2003:






                                2003
                           ------------
 Deferred tax assets:
   NOL Carryover                $58,000
                           ------------
                                 58,000

Deferred tax liabilities:             -

Valuation allowance            (58,000)
                           ------------
Net deferred tax asset         $     -
                           ============

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the year ended March 31, 2003 due to the following:

                               2003
                           ------------


Book income                  $(194,450)
Accrued compensation            58,400
Other                               50
Impairment                      78,000
Valuation allowance             58,000
                           ------------

                             $      -
                           ============

At  March  31,  2003,  the  Company  had  net  operating  loss  carryforwards  of approximately  $147,000  that  may  be  offset  against  future  taxable  income from  the  year  2003  through  2023.  No  tax  benefit  has  been  reported  in  the
 March  31,  2003  financial  statements  since  the  potential  tax  benefit  is  offset by  a  valuation  allowance  of  the  same  amount.


     d.  Provision  For  Taxes  (Continued)

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

     e.  Cash  Equivalents

For the purposes of the Statement of Cash Flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     f.  Basic  Loss  Per  Share



                          For the Year Ended
                               March 31, 2003
-----------------------------------------------------

                              (Denominator)
                                Weighted
          (Numerator)             Average                  Basic
             Loss                Number of                Loss Per
            Amount                Shares                   Share
          -----------         --------------          ----------------
           $(498,548)          16,643,836                  $(0.03)
          ===========         ============            ================



The basic loss per share of common stock is based on the weighted average number of shares issued and outstanding at the date of the financial statements.

     g.  Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     h.  Revenue  Recognition

The Company's revenues are derived principally from the sale of satellite systems and pay-per-view movies to hotels. Revenue from the sale of satellite systems is recognized after the system has been installed, and there are no longer any material commitments to the customer. The Company recognizes revenue from the pay-per-view movies on the accrual basis. The Company bills its customers for the month that services are performed.

     i.  Newly  Issued  Accounting  Pronouncements

     SFAS NO. 145 -- On April 30, 2002, the FASB issued FASB Statement No. 145 (SFAS 145), "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS 145 rescinds both FASB
Statement No. 4 (SFAS 4), "Reporting Gains and Losses from Extinguishment of Debt," and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64), "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements." Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS
64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, "Accounting for Sales of Real Estate," if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, "Accounting for Leases: Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases." Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The adoption of FAS 145 did not have a material effect on its financial performance or results of operations.

SFAS NO. 146 -- In June 2002, the FASB issued SFAS No. 146, "Accounting for Exit or Disposal Activities" (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS 146. The effect on adoption of SFAS 146 will change on a prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The adoption of SFAS 146 did not have a material effect on the Company's financial performance or results of operations.

SFAS NO. 147 -- In October 2002, the FASB issued Statement No. 147 "Acquisitions of Certain Financial Institutions - an amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9" (SFAS 147). SFAS 147 removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142, Goodwill and Other
Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long-lived assets that are held and used. SFAS 147 is effective October 1, 2002. The adoption of SFAS 147 did not have a material effect on the Company's financial statements.

SFAS NO. 148 -- In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure"(SFAS 148"). SFAS 148 amends SFAS No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company is currently evaluating the effect that the adoption of SFAS 148 will have on its results of operations and financial condition.

SFAS NO. 149 - In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149 ("SFAS 149"), "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", to provide clarification on the meaning of an underlying, the characteristics of a derivative that contains financing components and the meaning of an initial net investment that is smaller than would be required for other types of contracts that would be expected to have a similar response to changes in market factors. This statement will be applied prospectively and is effective for contracts entered into or modified after June 30, 2003. The statement will be applicable to existing contracts and new contracts relate to forward purchases or sales of when-issued securities or other securities that do not yet exist. The Company does not expect that the adoption of SFAS 149 will have a material effect on the Company's financial statements.

SFAS NO. 150 - In May 2003, the FASB issued Statement of Financial Accounting Standards No 159 ("SFAS 150"), Accounting for certain financial instruments with characteristics of both liabilities and equity. This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This statement will be effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. It is to be implemented by reporting the cumulative effect of a change in an accounting principal for financial instruments created before the issuance date of the statement and existing at the beginning of the interim period of adoption. The Company does not expect that the adoption of SFAS 150 will have material effect on the Company's financial statements.

                            HOTEL MOVIE NETWORK, INC.
                             Notes to the Financial Statements
                                 March 31, 2003


NOTE  3  -     PROPERTY  AND  EQUIPMENT




Property and equipment, at cost, consists of the following:
                                                                         March 31,
                                                                           2003
                                                                      --------------

Office furniture and equipment                                         $    409,665
Hotel equipment                                                             470,313
Leasehold improvements                                                       28,300
                                                                      --------------
                                                                            908,278
Accumulated depreciation                                                   (710,826)
                                                                      --------------

Net property and equipment                                             $    197,452
                                                                      ==============


Depreciation  expense  for  the  year  ended  March  31,  2003  was  $116,462.



NOTE  4  -     LICENSING  AGREEMENTS

The Company has several licensing agreements with major movie distribution companies, whereby the Company is granted the right to show the movies for profit within the contracted hotels. The Company is required to pay a license fee for every movie viewed. The fees paid vary depending on the movie. License fees are determined on a movie by movie basis and are expensed to cost of goods when incurred.

NOTE  5  -     GOING  CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses from operations which have resulted in an accumulated deficit of $498,548 at March 31, 2003, which together raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. Management believes that the Company will generate sufficient revenue and commissions through its licensing agreements and hotel pay-per-view to cover operating expenses in the future, although no assurance of this can be given.

NOTE  6  -     MATERIAL  EVENTS

On March 31, 2003 the Company entered into a Master Asset Purchase Agreement to sell all of the assets properties and business relating to the pay-per-view business. In consideration the Company would receive $150,000 in cash, 2,000,000 shares of the buyer's publicly traded restricted Common stock and 1,000,000 shares of the buyer's Series A Preferred stock. In addition, the Company would receive sufficient Series B Preferred stock to bring the total purchase price to $3,500,000. As of the date of this report, the agreement has not closed.

NOTE  7  -     INVENTORY

  Inventory  consisted  of  the  following:

                                           March  31,
                                             2003
                                          -----------
         Finished  goods                 $  1,276,809
                                         ============

                   The Company values its inventory at the lower of cost (first-in, first-out method) on market.

NOTE  8  -     RELATED  PARTY  TRANSACTIONS

     In July 2002 two officers of the Company contributed a note receivable valued at $1,898,072 in exchange for the issuance of 25,000,000 shares of common stock. The note consisted of funds due from an entity, which had acquired the pay-per-view operations from the officers. The note contributed was valued at its predecessor cost. The note has a collateral clause securing all of the assets of the pay-per-view operations. The note was in default and the Company immediately foreclosed on the note and acquired all of the pay-per-view assets and related liabilities. The assets and liabilities were recorded at the carrying value of the note.

The Company has accrued salaries to the two officers in the amount of $159,780 which is included in accounts payable.

NOTE  9  -     COMMITMENTS  AND  CONTINGENCIES

The Company entered into a new lease agreement on March 31, 2003. The lease expires on March 31, 2011. The future minimum lease payments are as follows:

 2004                                          $  38,400
 2005                                             38,400
 2006                                             40,800
 2007                                             40,800
 2008  and  thereafter                           177,600
                                             -----------

 Total                                         $ 336,000
                                              ==========

Exhibits:

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B

Exhibit Number                         Exhibit Description
-------------                          --------------------
*10.1                                  Acquisition Agreement between the
                                       Registrant and Coast Communications,
                                       Inc. dated March 31, 2003

*10.2                                  Schedule 1 Employment Agreements with
                                       Paul La Barre and Ernest McKay

*10.3                                  and Schedule 2, Promissory Notes

*10.4                                  Schedule 3 Security Agreement

----------------
* previously filed on our Form 8-K on April 18, 2003

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELECOMMUNICATION  PRODUCTS,  INC.



Date:  October  9,  2003                     /s/  Robert  Russell
                                         ------------------------------
                                         Name:  Robert  Russell
                                         Title:  President